UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2009

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Zep Inc. (the “Company”) approved fiscal year 2010 long-term incentive awards to each of the Company’s named executive officers (each an “Executive Officer”) under the Company’s Long-Term Incentive Plan (the “Plan”) as follows:

Named Executive Officer	Number of Stock Options	Number of Shares of Performance Stock	Number of Shares of Restricted Stock
John K. Morgan	120,608	32,959	-0-

Mark R. Bachmann	27,205	7,434	-0-

Robert P. Collins	18,837	5,421	-0-

C. Francis Whitaker, III	4,912	2,014	1,731

Stock Option Awards

The Committee awarded incentive and/or non-qualified stock options to purchase shares of the Company’s common stock (the “Options”) in the amounts shown in the table above for each respective Executive Officer. The Options have an exercise price equal to $15.02, which was the closing price of the Company’s common stock on the NYSE on September 1, 2009, and will vest in three equal, annual installments beginning one year after the date of the grant. The Options have a term of 10 years from the date of the grant.

Pursuant to the stock option agreements approved by the Committee in connection with the Option awards, in the event, prior to vesting, a change in control event occurs or the Executive Officer’s employment is terminated as a result of death or by reason of disability, the Options will become immediately and fully exercisable. Except as described in the immediately preceding sentence or as otherwise provided in a severance or employment agreement between the Company and the Executive Officer, any unvested Options will be forfeited in the event the Executive Officer’s employment by the Company is terminated (either by the Executive Officer or the Company).

The foregoing description of the Option awards does not purport to be complete and is qualified in its entirety by reference to the full text of the Forms of Incentive and Non-Qualified Stock Option Agreements for Executive Employees, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Performance Stock Awards

The Committee also awarded performance-based stock awards (the “Performance Stock”) in the amounts shown in the table above for each respective Executive Officer pursuant to a performance stock award agreement (the “2010 Performance Stock Award Agreement”) approved by the Committee. Provided that the Executive Officer remains continuously employed by the Company, the Performance Stock will vest in accordance with the vesting schedule and conditions set forth below:

Percentage of Stock Vesting	Stock Appreciation Targets	Target Date
25% of Award	$17.21	September 1, 2010
25% of Award	$18.03	September 1, 2011
25% of Award	$18.85	September 1, 2012
25% of Award	$19.67	September 1, 2013

The Performance Stock will vest upon the achievement of the stock price targets (set forth in the table above) (each a “Stock Appreciation Target”) and a specified target date (“Target Date”) as set forth opposite the specified Stock Appreciation Target, and will be paid in shares of the Company’s common stock (on a one-for-one basis). The Stock Appreciation Targets may be met, as outlined below, at any time during the four-year period beginning on the grant date and ending on the last Target Date. If, upon the final Target Date, some or all of the Stock Appreciation Targets have not been achieved, the then unvested shares of Performance Stock will become fully vested as of the final Target Date if the Company’s stock price over the four-year period following the grant date is at or above the return for the Russell 2000 Index over the same four-year period. Any shares of Performance Stock not otherwise deemed to be vested at September 1, 2013 in accordance with the terms of the 2010 Performance Stock Award Agreement will immediately be forfeited. Upon the achievement of each Stock Appreciation Target, the Executive Officers will be entitled to receive dividends or similar distributions on, and be entitled to vote, the shares of common stock underlying the corresponding tranche of the Performance Stock.

Achievement of a particular Stock Appreciation Target shall be deemed to occur when the average closing price of the Company’s common stock on the New York Stock Exchange (“NYSE”) for twenty (20) consecutive trading days, on a rolling basis, is equal to or exceeds the particular Stock Appreciation Target. If the Company’s stock ceases to be traded on the NYSE, then the Company’s stock price for purposes of the Performance Stock Award Agreement shall be the common stock’s “Fair Market Value” (as defined in the Long-Term Incentive Plan). In the event a Stock Appreciation Target is achieved prior to its corresponding Target Date, then that Stock Appreciation Target will be considered to have been met, regardless of changes in the Company’s common stock price that may occur thereafter.

In the event, prior to vesting, a change in control event occurs or the Executive Officer dies while actively employed by the Company or Executive Officer’s employment is terminated by reason of disability, the Performance Stock will vest and become nonforfeitable as of the date of such event. Except as described in the immediately preceding sentence or as otherwise provided in a severance or employment agreement between the Company and the Executive Officer, any unvested Performance Stock will be forfeited in the event the Executive Officer’s employment by the Company is terminated (either by the Executive Officer or the Company).

The foregoing description of the Performance Stock awards does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of 2010 Performance Stock Award Agreement, a copy of which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

Restricted Stock Award

The Committee awarded one Executive Officer time-based restricted stock (the “Restricted Stock”) in the amount shown in the table above. The Restricted Stock will vest in four equal, annual installments beginning one year after the date of the grant. The Executive Officer will be entitled to receive dividends or similar distributions on, and be entitled to vote, the Restricted Stock.

Pursuant to the restricted stock award agreement approved by the Committee in connection with the Restricted Stock award (the “Restricted Stock Award Agreement”), in the event, prior to vesting, a change in control event occurs or the Executive Officer’s employment is terminated as a result of death or by reason of disability, the Restricted Stock will vest and become nonforfeitable as of the date of such event. Except as described in the immediately preceding sentence or as otherwise provided in a severance or employment agreement between the Company and the Executive Officer, any unvested Restricted Stock will be forfeited in the event the Executive Officer’s employment by the Company is terminated (either by the Executive Officer or the Company).

The foregoing description of the Restricted Stock award does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Award Agreement, a copy of which is filed herewith as Exhibit 10.4, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Incentive Stock Option Agreement for Executive Employees.

10.2	Form of Non-Qualified Stock Option Agreement for Executive Employees.

10.3	Form of 2010 Performance Stock Award Agreement.

10.4	Form of Restricted Stock Award Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2009

Zep Inc.

By:	/s/ C. Francis Whitaker, III
C. Francis Whitaker, III
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Incentive Stock Option Agreement for Executive Employees.

10.2	Form of Non-Qualified Stock Option Agreement for Executive Employees.

10.3	Form of 2010 Performance Stock Award Agreement.

10.4	Form of Restricted Stock Award Agreement.